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                                                                    EXHIBIT 21.1

SUBSIDIARIES OF REGISTRANT

Name: Vidipax, Inc.

Jurisdiction of incorporation
  Or organization: New York

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Other Business Names: N/A

Name: Loudeye Technologies UK Ltd.

Jurisdiction of incorporation
  Or organization: United Kingdom

Other Business Names: N/A
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Name: Loudeye Enterprise Communications

Jurisdiction of incorporation
  Or organization: Delaware

Other Business Names: N/A
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Name: Loudeye Sample Services, Inc.

Jurisdiction of incorporation
  Or organization: Delaware

Other Business Names: N/A
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Name: Monstar Labs Limited

Jurisdiction of incorporation
  Or organization: New Zealand

Other Business Names: N/A
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Name: Addition Systems, Inc.

Jurisdiction of incorporation

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  Or organization: Delaware

Other Business Names: N/A
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Name: TT Holding Corp.

Jurisdiction of incorporation
  Or organization: Delaware

Other Business Names: N/A
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Name: Technology Education Network, Inc.

Jurisdiction of incorporation
  Or organization: Delaware

Other Business Names: Streampipe

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Name: Rapid Infusion Corp.

Jurisdiction of incorporation
  Or organization: New York

Other Business Names: N/A
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Name: SOS Technology Corp.

Jurisdiction of incorporation
  Or organization: New York

Other Business Names: N/A
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Name: SPI Acquisition Corp.

Jurisdiction of incorporation
  Or organization: New York

Other Business Names: N/A
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Name: TEN International, Inc.

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Jurisdiction of incorporation
  Or organization: Delaware

Other Business Names: N/A